This material includes forward-looking statements that are subject to certain risks, uncertainties and assumptions. Such forward-looking statements include statements regarding projected earnings, cash flows, capital expenditures and other statements that are intended to be identified in this document by the words "anticipate," "estimate," "expect," "projected," "objective," "outlook," "possible," "potential" and similar expressions. Actual results may vary materially. Factors that could cause actual results to differ materially include, but are not limited to: general economic conditions, including the availability of credit, actions of rating agencies and their impact on capital expenditures; business conditions in the energy industry; competitive factors; unusual weather; changes in federal or state legislation; regulation; risks associated with the California power market; currency translation and transaction adjustments; the higher degree of risk associated with Xcel Energy's nonregulated businesses compared with Xcel Energy's regulated business; the failure to realize expectations regarding the NRG settlement agreement; the realization of expectations regarding the NRG restructuring plan and the other risk factors listed from time to time by Xcel Energy in reports filed with the SEC, including Exhibit 99.01 to Xcel Energy's report on Form 10-K for year 2002. Safe Harbor

Dick Kelly Vice President and CFO

Xcel Energy Investment Merits Integrated utility No restructuring anticipated Constructive regulation Earnings growth 2-3% per year Positive cash flow Improving credit profile Sustainable dividend Liquid stock

Forecast Annual Electric Gas Growth Rate PSCo 1.3 1.2 1.9% NSPM 1.4 0.4 1.5 NSPW 0.2 0.1 1.8 SPS 0.4 - 0.3 Total 3.3 1.7 1.6% Customers (Millions) Minneapolis/St. Paul Minnesota Generating Plants Denver Colorado Amarillo Texas

Unemployment Rate: Xcel Energy Service Area: 5.1% Nationwide: 6.5% Fin & RE 6 Manufac t 18 Trade 25 Serv 21 Gov 18 Const 6 Transp 6 Diverse Economic Base Xcel Energy's 10 largest customers account for about 8% of retail sales Finance & Real Estate 6% Government 18% Trade 25% Transportation, Communications & Utilities 6% Construction & Mining 6% Services 21% Manufacturing 18% Employment

# Dynamic Service Area

**Fortune 500 Companies**

**Minnesota**

- Target
- United HealthCare
- SuperValue
- U.S. Bancorp
- 3M
- Best Buy Company
- Xcel Energy
- Northwest Airlines
- St. Paul Companies
- Cenex Harvest State
- General Mills
- Medtronic, Inc.
- Nash Finch company
- PepsiAmericas
- C.H. Robinson Worldwide

**Colorado**

- Qwest Communications
- First Data
- Echostar Communications
- Ball
- Adolph Coors
- Level 3 Communications

**Projected Annual Employment Growth, 2002-2012**



1.2%
1.6%
US*
Xcel Energy Service Area

* Global Insight forecast

Retail Electric Rate* Comparison Central US * EEI typical bills - Winter 2002 Companies $ per MWH Amarillo 4.42 Salt Lake City 5.06 Kansas City 5.73 Denver 5.84 Minneapolis/St Paul 5.85 St Louis 5.92 Des Moines 6.26 Chicago 6.64 Milwaukee 6.67 Phoenix 7.85 Cents per Kwh Amarillo Kansas City Denver Mpls/St. Paul St. Louis Des Moines Chicago Milwaukee Phoenix Salt Lake City 4.42 5.84 5.85

2002 Generation Production Cost S&P Electric Index Companies Total Production $/MWh KeySpan Energy 14.65 Cinergy Corp. 15.36 Allegheny Energy, Inc. 16.16 Ameren Corp. 16.21 AES Corp., The 17.59 PPL Corp. 18.04 PG&E Corp 19.95 American Electric Power Company Inc 19.98 Duke Energy Corp. 20.71 Pinnacle West Capital Corp. 21.14 Xcel Energy, Inc. 21.39 Southern Company 21.56 Exelon 21.66 CMS Energy Corp. 21.74 FirstEnergy Corporation 22.84 Edison International 22.88 Dominion 22.99 Constellation Energy Group, Inc. 24 DTE Energy Co. 24.73 Progress Energy, Inc. 24.87 TXU Corporation 24.92 CenterPoint Energy Inc. 25 Public Service Enterprise Group, Inc. 25.27 Sempra Energy 25.43 Entergy Corp. 25.51 FPL Group, Inc. 27.38 TECO Energy, Inc. 31.36 Consolidated Edison, Inc. 55.01 Dollars per Mwh Xcel Energy Source: Platts Powerdat $21.39

Balanced Power Supply Owned 72 > 5 Years 21 1-5 Years 4 <1 Year 3 2003 Energy (Projected) 2003 Capacity Contracted Purchases 28% Owned Generation 72% < 1 Yr 3% Coal 51 Gas 11 Other 2 Purchases 24 Nuclear 12 Purchases 24% Other 2% 1- 5 Yrs 4% > 5 Yrs 21% Nuclear 12% Coal 51% Gas 11%

Fossil Generation* Equivalent Forced Outage Rate Date Actuals 1999 4.56 2000 4.09 2001 3.82 2002 2.83 2003 2.8 * Greater than 100 Mw Percent of Time 4.6% 4.1% 3.8% 2.8% YTD June 30 2.8%

Date Actuals 1999 3.87 2000 3.65 2001 3.61 2002 3.56 Fossil Generation Operating and Maintenance Costs Dollars per Mwh Generated $3.87 $3.65 $3.61 $3.56

Date Sulfur Dioxide Emission Rate Nitrogen Oxide Emission Rate 1997 5.31 4.05 1998 4.96 3.82 1999 4.83 3.55 2000 4.47 3.4 2001 4.32 3.28 2002 4.31 3.2 2003* 3.77 2.8 Sulfur Dioxide and Nitrogen Oxide Emission Rates Pounds per Mwh * Estimated emission rates

Minnesota Emission Reduction Proposal (MERP) Coal to gas conversion - High Bridge 272 Mw - Riverside 79 Refurbish - King (coal-fired plant) 60 Total 411 Mw Emission reduction - SO2 36,000 tons/year - NOX 29,000 tons/year Capital expenditures $1 billion 2005-2009 Contingent on approval of cost recovery through rate rider mechanism Net Dependable Capacity Increase

Avail- Company Facility Drawn able Cash* Liquidity NSPM $ 275 $ 40 $235 $110 $ 345 NSPW 0 0 0 7 7 PSCo 350 266 84 21 105 PSCo Bridge 300 300 0 0 0 SPS 100 38 62 32 94 Xcel Hold Co. 400 1 399 221 620 Total $1,425 $645 $780 $391 $1,171 Liquidity Dollars in Millions * Cash-on-hand reflects balances as of August 27, 2003

Capital Expenditures 2003 2004 2005 Core Utility $862 $ 861 $ 954 Prairie Island Steam Generator 25 71 9 Minnesota MERP 13 68 137 Total Utility $900 $1,000 $1,100 Nonregulated 32 23 15 Total Capital Expenditures $932 $1,023 $1,115 Dollars in Millions Refurbishment 50 Upgrade 10 Customer Additions 25 Other 15 Other Customer Additions Upgrade 50% 15% 25% 10% Refurbishment

Sources 2003 2004 2005 Cash from Operations $1,300 >$1,300 >$1,300 Avoided Tax Payment/Refund 125 475 125 Citadel Greenshoe Option 58 Dividend Reinvestment 20 40 40 Total Sources $1,503 >$1,815 >$1,465 Uses Capital Expenditures $ 932 $1,023 $1,115 Current Dividend Payment Rate 300 320 320 NRG Settlement 0 752 Total Uses $1,232 $2,095 $1,435 Positive Cash Flow * Excludes $391 million of Xcel Energy cash on hand as of August 27, 2003 ** Assumes exercise of convertible option * ** ** Dollars in Millions

Financing Plan NSPM $408 7.0% $375 3.8% PSCo 589 7.2 250 4.875 Xcel Energy 195 3.4 Total $997 7.1% $820 4.0% Redeemed Issued Dollars in Millions NSPW $150 6.9% PSCo 30 6.45 SPS 100 7.85 Future Redemptions * * Used to pay down Xcel Energy credit facility ** Includes maturing debt and opportunistic redemptions

2003 Earnings Guidance Utility Operations $1.25 - $1.30 Seren (0.05) Eloigne 0.03 Holding Company Financings (0.09) Other Nonregulated Subsidiaries 0.01 Xcel Energy - Pro forma Continuing Oper $1.15 - $1.20 Xcel Energy Share of NRG's Losses (0.62) Tax Effect of Settlement Payments 0.65 Additional NRG Tax Benefit 0.24 Gain on Sale of Viking Gas 0.05 Xcel Energy - GAAP $1.47 - $1.52 EPS Range Dollars per Share

Projected Retained Earnings Year-end 2003 Dollars in Millions Retained Earnings Balance (6/30/2003) $(245) Earnings July - December * 290 Additional Tax Benefit from NRG Basis Study 100 Tax Benefit for Settlement Payments ** 260 Reversal of Negative NRG Investment ** 115 Dividend Declaration (150) Projected Year-End Retained Earnings $ 370 * For illustration purposes, assumes earnings at the low-end of earnings guidance range ** Assumes NRG emerges from bankruptcy prior to year-end 2003

Jul Aug Sep Oct Nov Dec NRG's Disclosure Statement Filed with SEC SEC Acts on NRG's Disclosure Statement Confirmation Hearing on NRG's Plan of Reorganization FERC Approval of Transfer Assets NRG Settlement Schedule - 2003 Completion of Solicitation Process of NRG's Reorganization Plan 20th

2003 Priorities Complete resolution of NRG Manage costs and capital expenditures Deliver good value to our customers Complete refinance plan Improve credit ratings Meet earnings per share objective